UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14-A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Aurora Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
Aurora Acquisition Corp.
A Cayman Islands Exempted Company
20 North Audley Street
London W1K 6LX
United Kingdom
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at       a.m. Eastern Time on            , 2023
Dear Shareholders:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of the 2022 annual general meeting (the “Extraordinary General Meeting”) of Aurora Acquisition Corp. (“Aurora,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held virtually at      a.m. Eastern Time on           , 2023, and will be held online at                 , or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. For the purposes of the Company’s amended and restated articles of association (the “Articles”) the physical place of the meeting will be the offices of Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036. The accompanying proxy statement (the “Proxy Statement”), the proxy card dated            , 2023 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) are first being mailed to shareholders of the Company on or about that date. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:
The purpose of the Extraordinary General Meeting is:
•
to consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Articles, the amendment of the Articles, in the form set forth in Annex A, to extend the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from March 8, 2023 (the “Original Termination Date”) to September 30, 2023 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”); and

•
to consider and vote upon a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.

The Extension Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.
The purpose of the Extension is to allow us more time to complete an initial business combination.
The Articles provide that we have until March 8, 2023 to complete a business combination. Although we have entered into an Agreement and Plan of Merger, dated as of May 10, 2021, with Aurora Merger Sub I, Inc., a Delaware corporation and our direct wholly owned subsidiary, and Better HoldCo, Inc., a Delaware corporation, our board of directors (the “Board”) currently believes that there will not be sufficient time to complete this transaction (the “Proposed Business Combination”) by March 8, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the

Articles, in the form set forth in Annex A, to extend the date that we have to consummate the Proposed Business Combination (or another initial business combination). If the Extension Proposal is approved, the Company would have an additional six months and three weeks after the Original Termination Date to consummate the Proposed Business Combination (or another initial business combination), which is a total of up to 30 months and three weeks to complete the Proposed Business Combination (or another initial business combination) after our initial public offering (the “IPO”), unless the Board otherwise sets an earlier Amended Termination Date.
In connection with the Extension Proposal, public shareholders may elect to redeem their outstanding Class A ordinary shares, which were sold as part of the units in our IPO (the “public shares”), for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) (excluding any amounts then on deposit in the Trust Account that are allocable to the Class A ordinary shares underlying the units sold to our Sponsor (as defined below) in a private placement of units simultaneous with our IPO (“the Novator private placement shares”)), including interest earned on the funds held in the Trust Account (excluding any interest earned on the funds held in the Trust Account that are allocable to the Novator private placement shares and net of taxes payable) and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed the Proposed Business Combination (or another initial business combination) by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on the Proposed Business Combination (or another initial business combination) through the Extended Date if the Extension is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (excluding any amounts then on deposit in the Trust Account that are allocable to the Novator private placement shares) calculated as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the Trust Account (excluding any interest earned on the funds held in the Trust Account that are allocable to the Novator private placement shares and net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, in the event Proposed Business Combination (or another initial business combination) is completed. We are not asking you to vote on the Proposed Business Combination (or another initial business combination) at this time.
Based upon the amount in the Trust Account as of December 31, 2022, which was approximately $282,284,619, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Capital Market on January   , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $      . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $282,284,619 that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete the Proposed Business Combination (or another initial business combination), and there can be no assurance that such funds will be available on terms acceptable or at all. Immediately following the Extraordinary General Meeting we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account (“Continental”), to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of the Proposed Business Combination (or another initial business combination) or our liquidation.
If the Extension Proposal is not approved and we do not consummate the Proposed Business Combination (or another initial business combination) by March 8, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON                 , 2023, (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares and the Novator private placement shares, the “shares” or “ordinary shares”), including Novator Capital Sponsor Ltd., a Cyprus limited liability company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
Continental serves as trustee of our Trust Account pursuant to the Investment Management Trust Agreement, dated as of March 3, 2021 between us and Continental (the “Trust Agreement”). Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Aurora in connection with either a closing of an initial business combination or Aurora’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s shareholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.
Our Board has fixed the close of business on January 10, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.
No other business is proposed to be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
By Order of the Board of Directors of
Aurora Acquisition Corp.
Arnaud Massenet
Chief Executive Officer
           , 2023
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at       a.m. Eastern Time on                 , 2023: This notice of extraordinary general meeting, the accompanying Proxy Statement, and the 2021 Annual Report are available at                              .

PRELIMINARY PROXY MATERIALS
SUBJECT TO COMPLETION
Aurora Acquisition Corp.
A Cayman Islands Exempted Company
20 North Audley Street
London W1K 6LX
United Kingdom
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at     a.m. Eastern Time, on           , 2023
PROXY STATEMENT
An extraordinary general meeting in lieu of the 2022 annual general meeting (the “Extraordinary General Meeting”) of Aurora Acquisition Corp. (“Aurora,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held virtually at      a.m. Eastern Time on           , 2023, and will be held online at           , or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. For the purposes of the Company’s amended and restated articles of association (the “Articles”) the physical place of the meeting will be the offices of Ropes & Gray LLP located at 1211 Avenue of the Americas, New York, New York 10036. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:
The purpose of the Extraordinary General Meeting is:
•
to consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Articles, the amendment of the Articles, in the form set forth in Annex A, to extend the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from March 8, 2023 (the “Original Termination Date”) to September 30, 2023 (the “Extension,” and such later date, the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”); and

•
to consider and vote upon a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Proposal.

The purpose of the Extension is to allow us more time to complete an initial business combination.
The Articles provide that we have until March 8, 2023 to complete a business combination. Although we have entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 10, 2021, as amended on October 27, 2021, November 9, 2021, November 30, 2021 and August 26, 2022, with Aurora Merger Sub I, Inc., a Delaware corporation and our direct wholly owned subsidiary, and Better HoldCo, Inc., a Delaware corporation (“Better”), our board of directors (the “Board”) currently believes that there will not be sufficient time to complete this transaction (the “Proposed Business Combination”) by March 8, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate the Proposed Business Combination (or another initial business combination). If the Extension Proposal is approved, the Company would have an additional six months and three weeks after the Original Termination Date to consummate the Proposed Business Combination (or another initial business combination), which is a total of up to 30 months and three weeks to complete the Proposed Business

Combination (or another initial business combination) after our initial public offering (the “IPO”), unless the Board otherwise sets an earlier Amended Termination Date.
In connection with the Extension Proposal, public shareholders may elect to redeem their outstanding Class A ordinary shares, which were sold as part of the units in our IPO (the “public shares”), for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) (excluding any amounts then on deposit in the Trust Account that are allocable to the Class A ordinary shares underlying the units sold to our Sponsor (as defined below) in a private placement of units simultaneous with our IPO (“the Novator private placement shares”)), including interest earned on the funds held in the Trust Account (excluding any interest earned on the funds held in the Trust Account that are allocable to the Novator private placement shares and net of taxes payable) and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed the Proposed Business Combination (or another initial business combination) by the Extended Date or the Amended Termination Date, as applicable. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on the Proposed Business Combination (or another initial business combination) through the Extended Date if the Extension is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (excluding any amounts then on deposit in the Trust Account that are allocable to the Novator private placement shares) calculated as of two business days prior to the consummation of our initial business combination, including interest earned on the funds held in the Trust Account (excluding any interest earned on the funds held in the Trust Account that are allocable to the Novator private placement shares and net of taxes payable) and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, in the event Proposed Business Combination (or another initial business combination) is completed. We are not asking you to vote on the Proposed Business Combination (or another initial business combination) at this time.
Based upon the amount in the Trust Account as of December 31, 2022, which was approximately $282,284,619, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq Capital Market (“Nasdaq”) on January     , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $     . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $282,284,619 that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete the Proposed Business Combination (or another initial business combination), and there can be no assurance that such funds will be available on terms acceptable or at all. Immediately following the Extraordinary General Meeting we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account (“Continental”), to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of the Proposed Business Combination (or another initial business combination) or our liquidation.
If the Extension Proposal is not approved and we do not consummate the Proposed Business Combination (or another initial business combination) by March 8, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Class A ordinary shares underlying the units sold to our Sponsor (as defined below) in a private placement of units simultaneous with our IPO (“the Novator private placement shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares and the Novator private placement shares, the “shares” or “ordinary shares”), including Novator Capital Sponsor Ltd., a Cyprus limited liability company (the “Sponsor”) and our directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
Continental serves as trustee of our Trust Account pursuant to the Investment Management Trust Agreement, dated as of March 3, 2021 between us and Continental (the “Trust Agreement”). Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by Aurora in connection with either a closing of an initial business combination or Aurora’s inability to effect an initial business combination within the time frame specified in the Articles or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s shareholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.
Our Board has fixed the close of business on January 10, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. On the record date of the Extraordinary General Meeting, there were 34,750,359 ordinary shares outstanding, of which 24,300,287 were public shares, 3,500,000 were Novator private placement shares and 6,950,072 were founder shares. The founder shares and the Novator private placement shares carry voting rights in connection with the Extension Proposal. We have been informed by our Sponsor and directors that they hold 10,452,572 founder shares, Novator private placement shares and public shares in the aggregate, which they intend to vote in favor of the Extension Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Okapi its customary fee and out-of-pocket expenses. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated           , 2023 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.
Q. Why am I receiving this Proxy Statement?
A.
This Proxy Statement, the 2021 Annual Report, and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held virtually on          , 2023, or at any adjournments or postponement thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

We are a blank check company incorporated on October 7, 2020 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On March 8, 2021, we consummated our initial public offering of 22,000,000 units, with each unit consisting of one Class A ordinary share and one-quarter of one public warrant, which included the partial exercise by the underwriters of the over-allotment option for 2,300,287 units out of 3,300,000 units available in the over-allotment option. Concurrently with the closing of the initial public offering, we closed two separate private placements with our Sponsor and certain of our executive officers and directors, generating $41,400,000 in additional gross proceeds.
Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate the Proposed Business Combination (or another initial business combination) to the Extended Date, or the Amended Termination Date, as applicable, in order to consummate the Proposed Business Combination (or another initial business combination) and give our shareholders the chance to participate in an investment opportunity.

Q. What is being voted on?
A.
You are being asked to vote on:

•
a proposal by special resolution to amend the Articles to extend the date by which the Company may consummate a business combination to the Extended Date; and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $282,284,619 that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Proposal is not approved and we do not consummate a business combination by March 8, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless if we fail to complete our initial business combination within the 24-month time period. In the event of a liquidation, holders of our founder shares, including our sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why is the Company proposing the Extension Proposal?	A. Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before March 8, 2023. As we explain below, we may not be able to complete an initial business combination by that date.
The purpose of the Extension is to allow us more time to complete the Proposed Business Combination (or another initial Business Combination).

The Articles provide that we have until March 8, 2023 to complete a business combination. Although we have entered into the Merger Agreement, our Board currently believes that there will not be sufficient time to complete this Proposed Business Combination by March 8, 2023. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate the Proposed Business Combination (or another initial business combination) to the Extended Date, or the Amended Termination Date, as applicable, in order that our shareholders are given the chance to participate in an investment opportunity.
Accordingly, our Board is proposing the Extension Proposal to amend the Articles, in the form set forth in Annex A, to extend the date by which the Company consummate the Proposed Business Combination (or another initial business combination) to the Extended Date, or the Amended Termination Date, as applicable.
YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION (OR ANOTHER INITIAL BUSINESS COMBINATION) AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT MAKE AN ELECTION, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED INITIAL BUSINESS COMBINATION WHEN AND IF ONE IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO THE PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q. Why should I vote “FOR” the Extension Proposal?
A.
Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 8, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (excluding any amounts then on deposit in the Trust Account that are allocable to the Novator private placement shares), including interest earned on the funds held in the Trust Account (excluding any interest earned on the funds held in the Trust Account that are allocable to the Novator private placement shares and net of taxes payable) and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares.
We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
Given our expenditure of time, effort and money on our Proposed Business Combination with Better, our Board wishes to provide shareholders with an opportunity to vote upon and participate in the Proposed Business Combination (or another initial business combination). We are also affording shareholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Whether a holder of public shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date, or the Amended Termination Date, as applicable, to complete a business combination.
Our Board recommends that you vote in favor of the Extension Proposal.

Q. Why should I vote “FOR” the Adjournment Proposal?
A.
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q. How do the Company insiders intend to vote their shares?
A.
Our Sponsor and directors own an aggregate of 6,950,072 founder shares, 3,500,000 Novator private placement shares and 2,500 public shares. Such founder shares represent approximately 20% of our issued and outstanding ordinary shares, and the Novator private placement shares represent approximately 10% of our issued and outstanding ordinary shares. The founder shares and the Novator private placement shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and directors that they intend to vote in favor of the Extension Proposal. In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal.

Q. What vote is required to adopt the Extension Proposal?
A.
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What vote is required to approve the Adjournment Proposal?
A.
The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being the affirmative vote of the majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the Extraordinary General Meeting.

Q. What if I do not want to vote “FOR” the Extension Proposal or the Adjournment Proposal?
A.
If you do not want the Extension Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal (i.e., it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).
If the Extension Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q. What happens if the Extension Proposal is not approved?
A.
Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by March 8, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. If the Extension Proposal is approved, what happens next?
A.
We will continue our efforts to complete the Proposed Business Combination (or another initial business combination) until the Extended Date and up to the Additional Extension Date. Upon approval of the Extension Proposal by the requisite number of votes, the Extension will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our directors as a result of their ownership of the founder shares, Novator private placement shares and public shares.
If the Extension Proposal is approved but we do not complete a business combination by the Additional Extension Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why does the Company need to hold an annual meeting?
A.
The Extraordinary General Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Listing Rule 5620(a).

In addition to sending our shareholders this Proxy Statement, we are also sending our 2021 Annual Report.
In addition to considering and voting on the proposals described herein, members of the Company’s management will be available at the Extraordinary General Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and to answer questions regarding the Company’s current affairs.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal is not approved?
A.
If the Extension Proposal is not approved, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will expire and become worthless.

Q. What happens to the Company’s outstanding warrants if the Extension Proposal is approved?
A.
If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date.

All public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the

“Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?
A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

Q. How do I change my vote?
A.
You may change your vote by sending a later-dated, signed proxy card to our Secretary at Aurora Acquisition Corp. at 20 North Audley Street, London W1K 6LX, United Kingdom, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?
A.
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non- discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?
A.
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 17,375,180 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q. Who can vote at the Extraordinary General Meeting?
A.
Only holders of record of our ordinary shares at the close of business on January 10, 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date, 34,750,359 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
A.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal — Interests of our Sponsor, Directors and Officers.”

Q. Do I have appraisal or dissenter rights if I object to the Extension Proposal?	A. Our shareholders do not have appraisal or dissenter rights in connection with the Extension Proposal under Cayman Islands law.
Q. What do I need to do now?
A.
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How are the funds in the Trust Account currently being held?
A.
With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the trust account have, since our IPO, been held only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), immediately following the Extraordinary General Meeting we will instruct Continental, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation.

Q. How do I vote?
A.
If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares?
A.
Each of our public shareholders who (i) holds Class A ordinary shares or (ii) holds Class A ordinary shares as part of Units and elect to separate such Units into the underlying Class A ordinary shares and Public Warrants prior to exercising your redemption rights with respect to the Class A ordinary shares may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.

Holders of Units must elect to separate the underlying Class A ordinary shares and Public Warrants prior to exercising redemption rights with respect to the Class A ordinary shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A ordinary shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A ordinary shares and Public Warrants in order to exercise redemption rights with respect to the Class A ordinary shares, so you should contact your broker, bank or other nominee or intermediary.
In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, Email: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on      , 2023, two business days before the Extraordinary General Meeting.

Q. What should I do if I receive more than one set of voting materials?
A.
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement, multiple proxy cards or voting instruction cards, and multiple copies of the 2021 Annual Report if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?
A.
Aurora will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Okapi its customary fee and out-of-pocket expenses. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?
A.
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including the 2021 Annual Report and the Company’s subsequent Quarterly Reports on Form 10-Q, you should contact our proxy solicitor:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Telephone: (877) 259-6290
(banks and brokers can call (212) 297-0720)
Email: info@okapipartners.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004 Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can

Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and our Proposed Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.
The words “anticipate,” “believe,” “continue,” “could,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:
•
our ability to complete the Proposed Business Combination (or another initial business combination);

•
the anticipated benefits of a business combination; or

•
the volatility of the market price and liquidity of Aurora shares and other securities of Aurora.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2022 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 25, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, immediately following the Extraordinary General Meeting we will instruct Continental to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.
As indicated above, the Company completed its IPO in March 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its IPO registration statement.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire and become worthless.
The funds in the trust account have, since our IPO, been held only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) immediately following the Extraordinary General Meeting we will instruct Continental, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation. This means that the amount available for redemption will not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Proposal will receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Proposal.
Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government treasury obligations or money market funds. In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.
Our Sponsor is controlled by and has substantial ties to non-U.S. persons. As such, we may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
Our Sponsor is controlled by and has substantial ties to non-U.S. persons, including persons with Icelandic, French, British, Indian, Belgian and Cypriot citizenship. Our Sponsor and/or the post-combination company may be considered a “foreign person” under the regulations administered by CFIUS. As such, our initial business combination with a U.S. business may be subject to CFIUS review. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing with CFIUS or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. In each case, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar ties to non-U.S. persons.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within the timeframe described herein, because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive     per share, or less in certain circumstances, and our rights and warrants will expire and become worthless. This would also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment in us through any price appreciation in the combined company.
Nasdaq may delist our securities from trading on its exchange following redemptions by our stockholders in connection with approval of the Extension Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A ordinary shares, units and warrants are listed on Nasdaq. After the Extraordinary General Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our securities include:
•
maintaining at least 300 public stockholders;

•
at least 500,000 publicly-held Class A ordinary shares.

Additionally, we expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will fail to meet the Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following the Extraordinary General Meeting and any related stockholder redemptions of our Class A ordinary shares. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Class A ordinary shares are “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND
We are a blank check company incorporated on October 7, 2020 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On March 8, 2021, we consummated our initial public offering of 22,000,000 units, with each unit consisting of one Class A ordinary share and one-quarter of one public warrant, which included the partial exercise by the underwriters of the over-allotment option for 2,300,287 units out of 3,300,000 units available in the over-allotment option. Concurrently with the closing of the initial public offering, we closed two separate private placements with our Sponsor and certain of our executive officers and directors, generating $41,400,000 in additional gross proceeds, including 3,500,000 private units at a price of $10.00 per unit, for gross proceeds of $35,000,000 and 4,266,667 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.50 per private placement warrant, for gross proceeds of $6,400,000. The private placement warrants are identical to the public warrants sold as part of the units in our initial public offering except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the shares issuable upon exercise of these warrants) are entitled to registration rights.
Following the closing of our initial public offering on March 8, 2021, an amount equal to $255,000,000 ($10.00 per unit) from the net proceeds from our initial public offering and the sale of the private placement warrants was placed in the trust account. An additional $23,002,870 from the proceeds of the underwriters’ over-allotment was added to the aggregate amount in the trust account, As of December 31, 2022, there was approximately $282,284,619 in investments held in the Trust Account and approximately $285,307 of cash held outside the Trust Account. Immediately following the Extraordinary General Meeting we will instruct Continental to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the completion of a business combination or our liquidation.
Prior to the consummation of the IPO, on December 9, 2020, the Sponsor paid $25,000 to cover certain offering and formation costs in consideration for 5,750,000 of our Class B ordinary shares. During February 2021, we effectuated a share dividend of 1,006,250 of our Class B ordinary shares (the “founder shares”) and subsequently cancelled 131,250 of our Class B ordinary shares, resulting in an aggregate of 6,625,000 founder shares issued and outstanding. On March 3, 2021, we effectuated a share dividend of 575,000 shares, resulting in 7,200,000 founder shares issued and outstanding. Furthermore, there was a surrender and cancellation of 249,928 of our Class B ordinary shares which occurred when the 45-day over-allotment period expired following our IPO, leaving a total of 6,950,072 Class B ordinary shares outstanding. The number of Class B ordinary shares collectively represents 20% of our issued and outstanding shares upon the completion of the IPO and private placement.
On May 11, 2021, Better and we announced that we have entered into the Merger Agreement, which will transform Better into a publicly-listed company. No later than one business day before the expected closing date (the “Closing”), we will implement a “Domestication” by effecting a deregistration under Article 206 of the Cayman Islands Companies Act (As Revised) and a domestication under Section 388 of the Delaware General Corporation Law, pursuant to which our jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware. At the Closing, Better will merge with and into its parent, us, with us surviving and changing our corporate name from Aurora Acquisition Corp. to Better Home & Finance Holding Company (“Better Home & Finance”).
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal — Interests of our Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 34,750,359 ordinary shares outstanding, of which 24,300,287 were public shares, 3,500,000 were Novator private placement shares and 6,950,072 were founder shares. The founder shares and the Novator private placement shares carry voting rights in connection with the Extension Proposal. We have been informed by our Sponsor and directors that they hold 10,452,572 founder shares, Novator private placement shares and public shares in the aggregate, which they intend to vote in favor of the Extension Proposal.
Our principal executive offices are located at 20 North Audley Street, London W1K 6LX, United Kingdom and our telephone number is +44 20 3931 9785.

PROPOSAL 1 — THE EXTENSION PROPOSAL
The Extension Proposal
We are proposing to amend the Articles, in the form set forth in Annex A, to extend the date by which we have to consummate a business combination to the Extended Date, or the Amended Termination Date, as applicable.
The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provide that we have until March 8, 2023 to complete a business combination. Although we have entered into a Merger Agreement with Merger Sub and Better, our Board currently believes that there will not be sufficient time to complete this Proposed Business Combination by March 8, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate the Proposed Business Combination (or another initial business combination). If the Extension Proposal is approved, the Company would have an additional six months and three weeks after the Original Termination Date to consummate the Proposed Business Combination (or another initial business combination), which is a total of up to 30 months and three weeks to complete the Proposed Business Combination (or another initial business combination) after the IPO, unless the Board otherwise sets an earlier Amended Termination Date.
If the Extension Proposal is not approved and we do not consummate the Proposed Business Combination (or another initial business combination) by March 8, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
The Board’s Reasons for the Extension Proposal
Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before March 8, 2023, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us to pay our taxes, divided by the number of the then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
Given our expenditure of time, effort and money on our Proposed Business Combination with Better, our Board wishes to provide shareholders with an opportunity to vote upon and participate in the Proposed Business Combination (or another initial business combination). We are also affording shareholders who wish to redeem their public shares the opportunity to do so.
You are not being asked to vote on the Proposed Business Combination (or another initial business combination) at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to shareholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event the Proposed Business Combination (or another initial business combination) is approved and completed or the Company has not consummated the Proposed Business Combination (or another initial business combination) by the Extended Date.
If the Extension Proposal is Not Approved
Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by March 8, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Proposal is Approved
We will continue our efforts to complete the Proposed Business Combination (or another initial business combination) by the Extended Date, or the Amended Termination Date, as applicable. Upon approval of the Extension Proposal, the Extension will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $282,284,619 that was in the Trust Account as of December 31, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all. We will, immediately following the Extraordinary General Meeting, instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.
All public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Full Text of the Resolution
“RESOLVED, as a special resolution, that:
i)   Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.7 In the event that the Company does not consummate a Business Combination by September 30, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
ii)   Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:
“49.8 In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by September 30, 2023, or such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity;

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
Vote Required for Approval
The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
Recommendation of the Board
As described herein, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company. Our Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such proposal.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Proposal.

PROPOSAL 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. In no event will our Board adjourn the Extraordinary General Meeting beyond March 8, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that, in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting of the Members to approve the Extension Proposal presented at the Extraordinary General Meeting, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting of Aurora will be held virtually at    a.m. Eastern Time on           , 2023, and will be held online at                 , or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. For the purposes of the Company’s amended and restated Articles the physical place of the meeting will be the offices of Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on January 10, 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
On the record date of the Extraordinary General Meeting, there were 34,750,359 ordinary shares outstanding, of which 24,300,287 were public shares, 3,500,000 were Novator private placement shares and 6,950,072 were founder shares. The founder shares and the Novator private placement shares carry voting rights in connection with the Extension Proposal. We have been informed by our Sponsor and directors that they hold 10,452,572 founder shares, Novator private placement shares and public shares in the aggregate, which they intend to vote in favor of the Extension Proposal.
If you do not want the Extension Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Okapi to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares.
You may contact Okapi at:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Telephone: (877) 259-6290
(banks and brokers can call (212) 297-0720)
Email: info@okapipartners.com
Required Vote
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

If the Extension Proposal is not approved and we do not consummate a business combination by March 8, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire and become worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If we do not consummate a business combination by March 8, 2023, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares and the Novator private placement shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares and Novator private placement shares, which redemption will completely extinguish public shareholders’ rights and holders of Novator private placement shares’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and subject to the requirements of other applicable law. In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.
•
In addition, simultaneously with the consummation of the IPO, the Company consummated a private placement of 4,266,667 private placement warrants at a price of $11.50 per private placement warrant, generating total proceeds of $6,400,000. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate a business combination by March 8, 2023, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•
If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Redemption Rights
Each of our public shareholders who (a) holds Class A ordinary shares or (b) hold Class A ordinary shares as part of Units and elect to separate such Units into the underlying Class A ordinary shares and Public Warrants prior to exercising your redemption rights with respect to the Class A ordinary shares may submit an election that such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date or the Amended Termination Date, as applicable.
TO DEMAND REDEMPTION, PRIOR TO      P.M. EASTERN TIME ON           , 2023, (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
Holders of Units must elect to separate the underlying Class A ordinary shares and Public Warrants prior to exercising redemption rights with respect to the Class A ordinary shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A ordinary shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A ordinary shares and Public Warrants in order to exercise redemption rights with respect to the Class A ordinary shares, so you should contact your broker, bank or other nominee or intermediary.
In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind Email: mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on    , 2023 (two business days before the Extraordinary General Meeting).
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system.
Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of December 31, 2022 which was $282,284,619, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on January    , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $      . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to Redeeming U.S. Holders (as defined below) in connection with an Election. This discussion is limited to certain U.S. federal income tax considerations to Redeeming U.S. Holders that hold our Class A ordinary shares as a “capital asset” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a Redeeming U.S. Holder in connection with an Election, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:
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our Sponsor, founders, officers or directors;

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banks, financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

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Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws. We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
As used herein, a “Redeeming U.S. Holder” is a beneficial owner of our Class A ordinary shares that hold its Class A ordinary shares as a capital asset for U.S. federal income tax purposes and elects to have such Class A ordinary shares redeemed for cash pursuant to the exercise of redemption rights through an Election and is for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a United States person.
This discussion does not address the U.S. federal income tax consequences to holders of Class A ordinary shares that do not make an election. Such holders should see our Registration Statement on Form S-4/A, filed with the SEC on July 14, 2022 for potential tax consequences applicable in the event the Proposed Business Combination is consummated. In addition, such holders should note that on August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations that occur after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its shareholders, from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax and on December 27, 2022, issued a notice of its intent to issue proposed regulations addressing the application of the Excise Tax. We are currently not a domestic corporation and, unless and until we change our place of incorporation or otherwise undertake a reorganization such that we become a domestic corporation (a “Domestication”), redemptions of our stock, including in connection with any Election, are not expected to be subject to the excise tax. However, the Proposed Business Combination contemplates a Domestication. If we undergo a Domestication in connection with the Proposed Business Combination or otherwise, redemptions of our shares at or after the Domestication, potentially including redemptions in connection with the Proposed Business Combination, may be subject to the excise tax and, if so subject, the mechanics of any required payment of such excise tax have not yet been determined. A complete summary of the IR Act or the excise tax, or its applicability to us, is beyond the scope of this discussion. Each holder of Class A ordinary shares is urged to consult its own tax advisors with respect to the potential impact of the IR Act on their investment.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH EXERCISING REDEMPTION RIGHTS AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER OF CLASS A ORDINARY SHARES IS URGED TO CONSULT ITS OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS AND ANY APPLICABLE TAX TREATY.
Tax Consequences for Redeeming U.S. Holders Exercising Redemption Rights Pursuant to an Election
Redemption as Sale of Class A Ordinary Shares or Corporate Distribution
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the section entitled “— Passive Foreign Investment Company Rules”, the U.S. federal income tax consequences of a redemption pursuant to an Election to a Redeeming U.S. Holder will depend, in part, on whether such redemption qualifies as a sale of the redeemed Class A ordinary shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption by us qualifies as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as described below under the section entitled

“— Sale of Class A Ordinary Shares”. If the redemption by us does not qualify as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “— Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder described in the following paragraph) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Redeeming Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. Prior to our initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances.
However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects to such Redeeming U.S. Holder will be as described under “— Corporate Distribution” below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
Corporate Distribution
Subject to the PFIC rules discussed below under “— Passive Foreign Investment Company Rules”, a Redeeming U.S. Holder generally will be required to include in gross income as dividends the amount of any such corporate distribution to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A ordinary shares (see “— Sale of Class A Ordinary Shares” above).
With respect to non-corporate Redeeming U.S. Holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “— Sale of Class A Ordinary Shares” above) only if our Class A ordinary shares are readily tradable on an established securities market in the United States, we are not treated as a PFIC at the time the dividend is paid or the preceding year and provided certain holding period and other requirements are met. Because we believe it is likely we have been a PFIC for our taxable year ended on December 31, 2022 and will likely be a PFIC for the current taxable year, dividends paid to Redeeming U.S. Holders with respect to our Class A ordinary shares are not expected to constitute “qualified dividends” that would be taxable at a reduced rate. Redeeming U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) a Redeeming U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Sale of Class A Ordinary Shares.”
Sale of Class A Ordinary Shares
Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will recognize capital gain or loss on such sale of our Class A ordinary shares. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may suspend the running of the applicable holding period for this purpose.
The amount of gain or loss recognized on such sale generally will be equal to the difference between (i) the sum of the amount of cash received in the sale and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Class A ordinary shares so sold. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. For purposes of these rules, interest income earned by us would be considered to be passive income and cash held by us would be considered to be a passive asset.
Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that it is likely we were a PFIC for our initial taxable year ended December 31, 2021, and our taxable year ended on December 31, 2022 and will likely be a PFIC for our current taxable year.
Accordingly, a Redeeming U.S. Holder (provided, in the case of an Election, it does not make in respect of our Class A ordinary shares (i) a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares or (ii) a timely “mark to market” election, in each case, as described below) generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an Election if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution”; and

•
any “excess distribution” made to the Redeeming U.S. Holder on account of its Class A ordinary shares (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A ordinary shares), which would likely include a redemption pursuant to an Election to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution.”

Under these special rules:
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for its Class A ordinary shares;

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the amount of gain allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or, with respect to Class A ordinary shares, received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount of gain allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder with respect to the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and any other required information (if any) as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.
Information Reporting and Backup Withholding.
Proceeds from the redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a Redeeming U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Certain holders of our Class A ordinary shares who are not Redeeming U.S. Holders generally will eliminate the requirement for information reporting and backup withholding by providing certification of their respective foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon a holder’s particular situation. Holders are urged to consult their tax advisors with respect to the tax consequences to them of the acquisition, ownership and disposition of our Class A ordinary shares, including the tax consequences under state, local, estate, foreign and other tax laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of December 31, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our executive officers and directors that beneficially owns our ordinary shares; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Report.
Name and Address of Beneficial Owner(1)	Class A Ordinary Shares(2)		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
5% Holders
Novator Capital Sponsor Ltd.(3)(4)	2,300,000	8.3%	5,542,259	80%	22.6%
Directors and Executive Officers
Arnaud Massenet(3)	150,000	*	—	—	*
Caroline Harding	2,500	*	—	—	*
Prabhu Narasimhan(3)	50,000	*	—	—	*
Thor Björgólfsson(4)	2,300,000	8.3%	5,542,259	80.0%	22.6%
Shravin Mittal(5)	1,000,000	3.6%	1,159,375	16.7%	6.2%
Sangeeta Desai	—	—	124,219	1.8%	*
Michael Edelstein	—	—	124,219	1.8%	*
All Aurora directors and executive officers, as a group (7 total)	3,502,500	12.6%	6,950,072	100%	29.5

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of those listed in the table above is 20 North Audley Street, London W1K 6LX, United Kingdom.

(2)
Holders of record of Aurora Class A ordinary shares and Aurora Class B ordinary shares are entitled to one vote for each share held on all matters to be voted on by Aurora shareholders and vote together as a single class, except as required by law; provided, that holders of Aurora Class B ordinary shares have the right to elect all of Aurora’s directors prior to the Closing, and holders of Aurora’s Class A ordinary shares are not entitled to vote on the election of directors during such time.

(3)
Novator Capital Sponsor Ltd. is the record holder of the Aurora Class A ordinary shares reported in this row. Arnaud Massenet and Prabhu Narasimhan may be deemed to beneficially own securities held by Novator Capital Sponsor Ltd. by virtue of their shared control over Novator Capital Sponsor Ltd.

(4)
Novator Capital Sponsor Ltd. is the record holder of the Aurora Class B ordinary shares reported in this row. Thor Björgólfsson may be deemed to beneficially own securities held by Novator Capital Sponsor Ltd. by virtue of his control over Novator Capital Sponsor Ltd. Novator Capital Sponsor Limited is wholly owned by BB Trustees SA, as trustee of the irrevocable discretionary trust known as The Future Holdings Trust for which BB Trustees SA acts as trustee; the directors of such trust are Nicolas Killen, Jan Rottiers and Arnaud Cywies. Mr. Björgólfsson disclaims beneficial ownership of the shares owned by Novator Capital Sponsor Ltd.

(5)
Unbound Holdco Ltd. is the record holder of the Aurora ordinary shares reported in this row. Shravin Mittal may be deemed to beneficially own securities held by Unbound Holdco Ltd. by virtue of his control over Unbound Holdco Ltd. The business address of Unbound Holdco Ltd. is 11 – 15 Seaton Place, St Helier, Jersey JE4 0QH.

The Sponsor and our officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

SHAREHOLDER PROPOSALS
If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving the Proposed Business Combination (or another initial business combination) and related transactions. The Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the Proposed Business Combination (or another initial business combination). You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Articles you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 90 and 120 days before the annual general meeting date.
If the Extension Proposal is not approved, and the Company does not consummate the Proposed Business Combination (or another initial business combination) by March 8, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 20 North Audley Street, London W1K 6LX, United Kingdom, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at https://aurora-acquisition.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Telephone: (877) 259-6290
(banks and brokers can call (212) 297-0720)
Email: info@okapipartners.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 20 North Audley Street, London W1K 6LX, United Kingdom.
If you are a shareholder of the Company and would like to request documents, please do so by               , 2023, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
AURORA ACQUISITION CORP.
                 , 2023
“RESOLVED, as a special resolution, that:
i)
Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination by September 30, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
ii)
Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.8 In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by September 30, 2023, or such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity;

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

Proxy Card Aurora Acquisition Corp. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF THE 2022 ANNUAL GENERAL MEETING TO BE HELD ON , 2023 The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated , 2023, and the Annual Report or Form 10-K for the year ending December 31, 2021, in connection with the extraordinary general meeting in lieu of the 2022 annual general meeting (the “Extraordinary General Meeting”) to be held online at , for the purpose of considering and voting upon the following proposals, and hereby appoints and , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Aurora Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. For the purposes of the Company's amended and restated articles of association the physical place of the meeting will be the offices of Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at a.m. Eastern Time on , 2023: This notice of extraordinary general meeting, the accompanying Proxy Statement, and the Annual Report on Form 10-K for the year ending December 31, 2021 are available at . THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR” PROPOSALS 1 AND 2 Proposal 1-Extension Proposal FOR AGAINST ABSTAIN Please mark votes as indicated in this example Check here for address change and indicate the correct address below: Amend the Company’s amended and restated memorandum and articles of association to (i) extend the date that the Company has to consummate a business combination from March 8, 2023 to September 30, 2023 (the “Extended Date”) pursuant to the following resolution:“RESOLVED, as a special resolution, that: i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination by September 30, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.” (ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows: “49.8 In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company's obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by September 30, 2023, or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity; each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price,

Proposal 2-Adjournment Proposal Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 pursuant to the following resolution: RESOLVED, as an ordinary resolution, that, in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting of the Members to approve the Extension Proposal presented at the Extraordinary General Meeting, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.

Date: , 2023 Signature Signature (if held jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL NOT COUNT TOWARDS THE QUORUM REQUIREMENT FOR THE EXTRAORDINARY GENERAL MEETING AND YOUR ORDINARY SHARES WILL NOT BE VOTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.